UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 10, 2016

SL GREEN REALTY CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

420 Lexington Avenue New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Extension of Marc Holliday as Chief Executive Officer

On February 10, 2016, Marc Holliday and SL Green Realty Corp. (the “Company”) agreed to extend Mr. Holliday’s term as Chief Executive Officer for an additional three years through January 17, 2019. The following summarizes the material terms of the new agreements entered into by the Company and Mr. Holliday in connection with this extension:

Term:	Three years (1/18/16 — 1/17/19)

Base Salary:	$1,350,000 per year

Formulaic Annual Cash Bonus:	Up to 3x base salary based on the achievement of specific goals established in advance by the Compensation Committee.

Annual Equity Bonus:

May be awarded in amounts deemed appropriate by the Compensation Committee to reward Mr. Holliday for job performance, which may be based on the achievement of specific goals established in advance by the Compensation Committee.

Outperformance Plan (“OPP”) Awards:	At least 22.67% of the awards under the Company’s 2014 Long-Term Outperformance Plan, and 24% of the awards allocated in any future outperformance plan, if any.

Deferred Compensation:

$750,000 per year of notional stock units, granted at the beginning of each contract year (or upon signing for the initial grant), subject to vesting based on continued employment through the end of the contract year. Payment of deferred compensation is not made until termination of employment or Change-in-Control.

Stock Options:	The Company agreed to grant Mr. Holliday stock options with the following terms:

	# of Options	Grant Date	Exercise Price	Vesting Date	Expiration Date
	105,000	On or before July 1, 2016	Fair market value on grant date	12 months after grant	5 years after grant (50%); 10 years after grant (50%)
	105,000	1-year after initial grant	Fair market value on grant date	12 months after grant	5 years after grant (50%); 10 years after grant (50%)

In lieu of granting such options, the Company may cause SL Green Operating Partnership, L.P. (the “Operating Partnership”) to issue an equivalent number of a new class of units in the Operating Partnership that are structured to incorporate economic terms that are the same as those described above.

Performance-Based LTIP Units:

The new agreement with Mr. Holliday contemplates awards for performance-based LTIP units, 100% of which are subject to the achievement of performance-based vesting criteria below. These awards may be granted at the Compensation Committee’s discretion on or before the following dates:

# of Units	Grant/Vesting Date	Performance-Based Vesting Criteria
76,980	January 17, 2017

In each case, from 50-100% vesting based on achievement of either annual FFO growth or TRS of 5-8% per year or TRS in the top 35-50% of the MSCI US REIT Index, respectively, for the prior year (or on a cumulative basis from 2016 through such year or a subsequent quarter during the term). No vesting unless the 50% threshold performance criteria described above is met.

61,584	January 17, 2018
61,584	January 17, 2019

If the Compensation Committee elects not to grant these awards, Mr. Holliday may terminate his employment and receive the severance benefits noted below, which do not include grants of these awards provided such termination is not in connection with a Change-in-Control.

Severance Benefits:	If Mr. Holliday’s employment is terminated by the Company without Cause or by Mr. Holliday for Good Reason during the term, Mr. Holliday will be entitled to the following payments or benefits:

	Termination Without Change-in-Control	Termination in Connection with Change-in-Control

• 1x average annual base salary, deferred compensation and bonus

• Pro-rata bonus for partial year

• Acceleration of all unvested equity awards (other than OPP awards) and deferred compensation

• Grant of any contract stock options not previously granted

• 12 months of benefit continuation payments

• 3x average annual base salary, deferred compensation and bonus

• Pro-rata bonus for partial year

• Acceleration of all unvested equity awards (other than OPP awards) and deferred compensation

• Grant of any contract stock options and performance-based LTIP units not previously granted

• 24 months of benefit continuation payments

Post-Change-in-Control Salary:

For periods following a Change-in-Control, in lieu of the base salary, annual bonus, deferred compensation and OPP awards described above, Mr. Holliday will be entitled to receive salary payable in cash at a per annum rate equal to the sum of his annual base salary in effect prior to the Change-in-Control plus his annual bonus and the value of his deferred compensation contributions and his equity awards (other than those granted under outperformance plans) that vested during the most recent fiscal year prior to the Change-in-Control.

Restrictive Covenants:

Mr. Holliday will not compete with the Company while employed (including after the end of the term of employment if employment continues) and until: (i) 6 months after a termination in connection with a Change-in-Control, (ii) 12 months after a termination of employment upon or after the expiration of the term of employment other than in connection with a Change-in-Control, or (iii) 18 months after termination of employment during the term (except as provided in (i) or (ii) above); provided that the non-compete will not apply if Holliday’s employment is terminated by the Company without Cause or by Holliday for Good Reason and Holliday does not receive all of his contract equity awards on or prior to such termination. Mr. Holliday has also agreed to non-solicitation, non-disparagement and non-interference covenants.

The terms Cause, Good Reason and Change-in-Control, as used above, are specifically defined in Mr. Holliday’s new employment agreement.  The discussion above is qualified in its entirety by reference to the copy of the employment agreement by and between the Company and Mr. Holliday and the deferred compensation agreement by and between the Company and Mr. Holliday, which are being filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Extension of Andrew S. Levine as Chief Legal Officer and General Counsel

On February 10, 2016, Andrew S. Levine and the Company agreed to extend Mr. Levine’s term as Chief Legal Officer and General Counsel for an additional three years through January 1, 2019. The following summarizes the material terms of the new agreement entered into by the Company and Mr. Levine in connection with this extension:

Term:	Three years (1/1/16 — 1/1/19)

Base Salary:	$550,000 per year

Annual Bonus:

May be awarded in amounts deemed appropriate by the Compensation Committee to reward Mr. Levine for job performance, which may be based on the achievement of specific goals established in advance by the Compensation Committee.

LTIP Units:	The Company granted Mr. Levine LTIP units having the following terms:

	# of Units	Vesting
	18,000	January 1, 2017, 2018 and 2019, in equal installments, subject to continued employment
18,000

January 1, 2017, 2018 and 2019, in equal installments, subject to continued employment and achievement of performance-based criteria. In each case, from 50-100% vesting based on achievement of either annual FFO growth or TRS of 5-8% per year or TRS in the top 35-50% of the MSCI US REIT Index, respectively, for the prior year (or on a cumulative basis from 2016 through such year or a subsequent quarter during the term). No vesting unless the 50% threshold performance criteria described above is met.

Severance Benefits:	If Mr. Levine’s employment is terminated by the Company without Cause or by Mr. Levine for Good Reason during the term, Mr. Levine will be entitled to the following payments or benefits:

	Termination Without Change-in-Control	Termination in Connection with Change-in- Control
	• 1x average annual base salary and bonus • Pro-rata bonus for partial year • Acceleration of all unvested equity awards (other than OPP awards) • 12 months of benefit continuation payments	• 2x average annual base salary and bonus • Pro-rata bonus for partial year • Acceleration of all unvested equity awards (other than OPP awards) • 24 months of benefit continuation payments

Post-Change-in-Control Salary:

For periods following a Change-in-Control, in lieu of the compensation described above, Mr. Levine will be entitled to receive salary payable in cash at a per annum rate equal to the sum of his annual base salary in effect prior to the Change-in-Control plus his annual bonus and the value of his deferred compensation contributions, if any, and his equity awards (other than those granted under outperformance plans) that vested during the most recent fiscal year prior to the Change-in-Control.

Restrictive Covenants:

Mr. Levine will not compete with the Company while employed and until 12 months after termination for any reason other than non-renewal of the term or termination in connection with a Change-in-Control. Mr. Levine has also agreed to non-solicitation, non-disparagement and non-interference covenants.

The terms Cause, Good Reason and Change-in-Control, as used above, are specifically defined in Mr. Levine’s new employment agreement.  The discussion above is qualified in its entirety by reference to the copy of the employment agreement by and between the Company and Mr. Levine, which is being filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Amended and Restated Employment and Noncompetition Agreement, dated as of February 10, 2016, by and between SL Green Realty Corp. and Marc Holliday.
10.2	Deferred Compensation Agreement, dated as of February 10, 2016, by and between SL Green Realty Corp. and Marc Holliday.
10.3	Amended and Restated Employment and Noncompetition Agreement, dated as of February 10, 2016, by and between SL Green Realty Corp. and Andrew S. Levine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Date: February 12, 2016